UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 13, 2023

Date of Report (Date of earliest event reported)

Yuengling’s Ice Cream Corporation
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

00-53450	47-5386867
(Commission File Number)	(IRS Employer Identification No.)

One Glenlake Parkway #650, Atlanta, GA 30328
(Address of principal executive offices)

(404) 805-6044
(Registrant’s telephone number, including area code)

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001	YCRM	OTC

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed by Yuengling’s Ice Cream Corporation, a Nevada corporation (the “Company” or “YCRM”) in connection with the completion of the acquisition of the assets and operations of the business of ReachOut Technology Corp., a Delaware corporation (“ReachOut”), as first detailed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 13, 2023.  As indicated in the Share Exchange Agreement detailed therein, the completion of the Acquisition required audited financial statements of ReachOut.  The purpose of this Amendment to the Current Report filed on November 13, 2023 is to provide the audited financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, which were not previously filed with the Original 8-K as permitted by the rules of the SEC.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of our company, are generally identified by use of words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “seek,” “strive,” “try,” or future or conditional verbs such as “could,” “may,” “should,” “will,” “would,” or similar expressions. Our ability to predict results or the actual effects of our plans or strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results. Some of the factors that could cause our actual results to differ from our expectations or beliefs include, without limitation, the risks discussed from time to time in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Except as required by applicable law or regulation, we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On November 7, 2023, Yuengling’s Ice Cream Corporation (the “Company” or “YCRM”) entered into an Share Exchange Agreement (the “Share Exchange Agreement”) with ReachOut Technology Corp., Delaware corporation, (“ReachOut”), pursuant to which the shareholders of ReachOut (the “Shareholders”) agreed to sell 100% of the issued and outstanding shares of ReachOut to the Company in exchange for the issuance of such number of shares of newly created Series C Preferred Stock, par value $0.0001 per share of Company (the “Series C Preferred Stock”) which, collectively, shall be convertible into that number of shares of common stock of the Company which shall equal Eighty-Seven Point Five Percent (87.5%) of the total issued and outstanding shares of common stock of the Company as determined at the consummation of the Acquisition (on a fully diluted basis for a period of twenty-four (24) months) as set forth in the certificate of designation to be filed at Closing for Series C Preferred Stock.

The terms and conditions of the Share Exchange Agreement, under Section 5.6 required the completion of an audit of the ReachOut business for the last two fiscal years.

The foregoing description of the Share Exchange Agreement is qualified by the terms of the full text of the Share Exchange Agreement previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 13, 2023, and the terms thereof are incorporated herein by reference.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description
10.1	Consent of Independent Registered Public Accounting Firm.
10.2	Share Exchange Agreement with ReachOut dated November 7, 2023.*
99.1	Audited financial statements of ReachOut as of and for the years ended December 31, 2022 and 2021 and Independent Auditor’s Report thereon.
99.2	Unaudited financial statements of ReachOut as of December 31, 2022 and December 31, 2023.
99.3	Unaudited pro forma consolidated financial statements and explanatory notes for Yuengling’s Ice Cream Corporation and ReachOut as of October 31, 2023 and December 31, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated November 13, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Yuengling’s Ice Cream Corporation

By:	/s/ Richard Jordan
Richard Jordan, President & CEO

Date: April 29, 2024

3